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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       -----------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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Date of Report:   June 10, 2004
Date of Earliest Event Reported:    June 10, 2004

                      MARTHA STEWART LIVING OMNIMEDIA, INC.
             (Exact name of registrant as specified in its charter)


    Delaware                      001-15395                    52-2187059
(State or other            (Commission File Number)         (I.R.S. Employer
jurisdiction of                                           Identification Number)
incorporation or
organization)

                               11 West 42nd Street
                               New York, NY 10036
                    (Address of principal executive offices)




Registrant's telephone number, including area code:           (212) 827-8000




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Item 5.       Other Events.
              ------------


Institutional Shareholder Services ("ISS") requested that Martha Stewart Living Omnimedia, Inc. provide additional information about tax fees that Martha Stewart Living Omnimedia, Inc. paid to its independent auditors, Ernst & Young LLP, reported in its proxy statement for its 2004 Annual Meeting of Shareholders. The following is the information that ISS has requested:

                                                     2003
                                                     ----

                    Audit fees                       $325,000

                    Audit-related fees                 29,900

                    Tax fees (a)                      394,769

                    All other fees                     21,300

                   (a) Tax fees relate to tax audit fees of $226,434, preparation of corporate income tax returns of $17,500 and miscellaneous tax matters of $150,835.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.



Dated: June 10, 2004


                                        MARTHA STEWART LIVING OMNIMEDIA, INC.


                                        By: /s/ James Follo
                                          --------------------------------------
                                            James Follo
                                            Executive Vice President, Chief
                                            Financial and Administrative Officer




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